Exhibit 10.42

SECOND AMENDMENT TO RESTRUCTURING AGREEMENT
THIS SECOND AMENDMENT TO RESTRUCTURING AGREEMENT (this “Agreement”) is entered into effective as of December 20, 2013 by and among U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, AS SUCCESSOR IN INTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE CITIGROUP COMMERCIAL MORTGAGE TRUST 2007-FL3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-FL3 (“Lender”), FMT SCOTTSDALE OWNER, LLC, a Delaware limited liability company (“Borrower”), WALTON/SHR FPH, LLC, a Delaware limited liability company (“Operating Lessee”) and WALTON STREET REAL ESTATE FUND VI, L.P., a Delaware limited partnership, WALTON STREET REAL ESTATE FUND VI-Q, L.P., a Delaware limited partnership, WALTON STREET REAL ESTATE FUND VI-E, L.P., a Delaware limited partnership, WALTON STREET REAL ESTATE INVESTORS VI, L.P., a Delaware limited partnership, WALTON STREET REAL ESTATE PARTNERS VI, L.P., a Delaware limited partnership, WALTON STREET REAL ESTATE PARTNERS VI-NGE, L.P., a Delaware limited partnership, and WSC CAPITAL HOLDINGS VI, L.P., a Delaware limited partnership (individually and collectively, the “Guarantor”). Borrower, Operating Lessee and Guarantor are sometimes collectively referred to herein as “Borrower Parties.” Borrower Parties and Lender are sometime collectively referred to herein as the “Parties.”
RECITALS
The following recitals are a material part of this Agreement:
A.    On June 9, 2011, Lender, SHR Scottsdale, L.L.C., a Delaware limited liability company (“Prior Borrower”), DTRS Scottsdale, L.L.C., a Delaware limited liability company (“Prior Operating Lessee”) and Strategic Hotel Funding, L.L.C., a Delaware limited liability company (“Prior Guarantor”) entered into that certain Restructuring Agreement (the “Original Restructuring Agreement”) with respect to that certain loan in the original principal amount of $140,000,000.00 (the “Loan”) made for the financing of certain property located in Maricopa County, Arizona, as more particularly described in the Original Restructuring Agreement (the “Property”).
B.    The Loan was made pursuant to that certain Loan and Security Agreement dated September 1, 2006, as amended by that certain Amendment to Loan and Security Agreement dated May 9, 2007 (as amended, the “Loan Agreement”), and is evidenced and/or secured by, among other documents and instruments (i) that certain Note dated September 1, 2006, as amended by that certain Amendment to Promissory Note dated May 9, 2007, in the original principal amount of $140,000,000.00 (as amended, the “Note”), (ii) that certain Fee and Leasehold Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents, Hotel Revenue and Security Deposits dated September 1, 2006, recorded in the real estate records of Maricopa County, Arizona as Document No. 2006-1183787 (as amended, the “Security

Instrument”) encumbering the Property, (iii) that certain Assignment of Leases, Rents, Hotel Revenues and Security Deposits dated September 1, 2006, recorded in the real estate records of Maricopa County, Arizona as Document No. 2006-1183788, (as amended, the “Assignment of Leases”); (iv) that certain Guaranty of Recourse Obligations dated September 1, 2006 (as amended, the “Prior Recourse Guaranty”), and (v) that certain Environmental Indemnity dated September 1, 2006 (as amended, the “Prior EIA”, and collectively with the Prior Recourse Guaranty, the “Prior Guaranties”).
C.    The Loan Agreement, the Note, the Security Instrument, the Assignment of Leases, the Prior Guaranties, and all other documents originally evidencing, securing or executed in connection with the Loan, all as amended by that certain Omnibus Amendment to Loan Documents dated May 9, 2007, are sometimes referred to in this Agreement collectively as the “Original Loan Documents.”
D.    Pursuant to that certain Assumption Agreement dated June 9, 2011 (the “Assumption Agreement”) between Lender, Prior Borrower, Prior Operating Lessee, Prior Guarantor, Borrower, Operating Lessee and Guarantor, Borrower and Guarantor assumed all of the obligations of Prior Borrower and Prior Guarantor, respectively, with respect to the Loan and under the Loan Documents (as hereinafter defined), and Guarantor executed and delivered to Lender (i) that certain Guaranty of Recourse Obligations dated June 9, 2011 (the “Guaranty”), and (ii) that certain Environmental Indemnity dated June 9, 2011 (the “EIA” and collectively with the New Guaranty, the “Guaranties”).
E.    As of December 17, 2012, Lender, Borrower, Operating Lessee and Guarantor entered into that certain First Amendment to Restructuring Agreement (the “First Amendment of Restructuring Agreement”; the Original Restructuring Agreement, as amended by the First Amendment of Restructuring Agreement, is sometimes referred to herein as the “Restructuring Agreement”).
F.    The Original Loan Documents, as amended and supplemented by the Restructuring Agreement, the Assumption Agreement, the Guaranties, and all other documents executed in connection therewith are sometimes referred to in this Agreement collectively as the “Loan Documents.” All capitalized terms used in this Agreement that are not otherwise defined herein shall have the meanings ascribed to them in the Restructuring Agreement, as in effect on the date of this Agreement.
G.    As of the date of this Agreement, (i) Borrower has delivered to Lender $2,390,798.36 for deposit into the Excess Cash Reserve Account, (ii) Lender has deposited such funds in the Excess Cash Reserve Account, and (iii) after such deposit, the balance of the Excess Cash Reserve Funds held in the Excess Cash Reserve Account is $18,400,000.00, prior to giving effect to the partial repayment of principal contemplated under this Agreement.
H.    As of the date of this Agreement, the outstanding Principal Amount of the Loan is $133,000,000.00, prior to giving effect to the partial repayment of principal contemplated under this Agreement (such Principal Amount, together with all interest accrued thereon pursuant to the

Loan Documents and all other amounts that may be or become payable under the Loan Documents are referred to in this Agreement collectively as the “Indebtedness”).
I.    In connection with Borrower’s exercise of the Fifth Extension Option, Borrower has requested that Lender disburse from the Excess Cash Reserve Account funds in an amount equal to $16,000,000.00, and apply such funds to the reduce the Principal Amount.
J.    On or before the date of this Agreement, except as otherwise noted, (i) Lender shall have received payment of sufficient funds to pay (A) the Costs and Expenses (as hereinafter defined), and (B) in accordance with the terms of this Agreement, the $877,500.00 processing fee payable to Lender under Section 5(c)(viii) of the Note in connection with the Fifth Extension Option (the “2013 Processing Fee”); (ii) Borrower shall have delivered to Lender an Interest Rate Cap Agreement with an Acceptable Counterparty, with a term through the Fifth Extended Maturity Date, a notional amount of $117,000,000.00 and a strike rate equal to the LIBOR Cap Strike Rate, and otherwise upon terms and conditions acceptable to Lender, in its sole discretion (the “2013 Rate Cap”), together with (A) a Collateral Assignment of Interest Rate Cap Agreement executed by Borrower, (B) an acknowledgement and consent to such collateral assignment executed by the Acceptable Counterparty, and (C) promptly upon receipt, a Counterparty Opinion; and (iii) Borrower shall have satisfied each of the other Fifth Extension Conditions.
K.    On or before the date of this Agreement, Borrower has delivered to Lender, and requested that Lender approve: (i) the preliminary project budget for certain capital improvements to the casitas at the Property (the “Casita Renovation Project”) attached hereto as Exhibit A (the “Casita Renovation Budget”), and (ii) the timeline for completion of the Casita Renovation Project attached hereto as Exhibit B (the “Casita Renovation Schedule”).
L.    Borrower has exercised its Fifth Extension Option and the Parties desire to memorialize such extension of Maturity Date and approval of the Casita Renovation Project, subject to the terms and conditions of this Agreement.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:
1.    Extension of Maturity Date; Application of Excess Cash Flow.
(a)    Lender and Borrower hereby extend the Fourth Extended Maturity Date to the Fifth Extended Maturity Date (i.e., April 9, 2015). All references in the Note, the Loan Agreement and the other Loan Documents to the “Maturity Date” shall be deemed references to April 9, 2015 or such other date on which the final payment of the Principal Amount under the Note becomes due and payable as provided in the Note or as provided in the Loan Agreement, whether at such stated maturity date, by declaration of acceleration, or otherwise. Borrower acknowledges and agrees that it has no further option to extend the Maturity Date and any such options are hereby irrevocably waived.

(b)    On the date of this Agreement, Borrower shall pay to Lender one-half of the 2013 Processing Fee (i.e., $438,750.00) in immediately available U.S. funds by wire transfer. Borrower has requested, and Lender has agreed, that the remainder of the 2013 Processing Fee (i.e., the remaining $438,750.00) will be satisfied by Lender disbursing to itself $438,750.00 from the Excess Cash Reserve Account. Notwithstanding the terms of Section 3.1.5(a)(viii) of the Loan Agreement, during the Fifth Extension Term, Excess Cash shall be transferred as follows: (i) first, all Excess Cash Flow shall be transferred to the Excess Cash Reserve Sub-Account until $438,750.00 of Excess Cash Flow has been deposited into the Excess Cash Reserve Sub-Account during the Fifth Extension Term (in order to replenish the Excess Cash Reserve Account for the portion of the 2013 Processing Fee paid with funds from the Excess Cash Reserve Account), and (ii) thereafter, (A) fifty percent (50%) of the Excess Cash Flow shall be transferred to the Excess Cash Reserve Sub-Account, and (B) fifty percent (50%) of the Excess Cash Flow shall be transferred to the Borrower’s Account (or to a third-party account as directed by Borrower), free of any Lien or continuing security interest.
2.    Application of Excess Cash Reserve Funds. In accordance with Lender’s rights under Section 5(c)(vii) of the Note, Lender has elected to require that only $16,000,000.00 of the funds in the Excess Cash Reserve Account (the “Required Extension Paydown”) be disbursed and applied to reduce the outstanding Principal Amount in connection with Borrower’s exercise of the Fifth Extension Option, and the remaining balance of the Excess Cash Reserve Funds in excess of the Required Extension Paydown (the “Remaining ECR Funds”) will continue to be held in the Excess Cash Reserve Account during the Fifth Extension Term in accordance with Section 16.7 of the Loan Agreement, subject to the terms of this Agreement. Accordingly, following application of the Required Extension Paydown to the unpaid Principal Amount, the unpaid Principal Amount will be reduced to $117,000,000.00.
3.    Casita Renovation Project. Subject to the terms of this Agreement, Lender hereby approves the Casita Renovation Project as a Strategic Improvement Project (as defined in the First Amendment of Restructuring Agreement). Borrower shall cause the Casita Renovation Project to be completed in accordance with (i) the Casita Renovation Budget, which constitutes a Project Budget (as defined in the First Amendment of Restructuring Agreement), (ii) the Casita Renovation Schedule, which constitutes a Project Schedule (as defined in the First Amendment of Restructuring Agreement), and (iii) such plans, specifications and other information as Lender may require, in its sole and absolute discretion, with respect to the Casita Renovation Project (collectively the “Casita Improvement Plans”), and Borrower must obtain Lender’s approval in writing of all such Casita Improvement Plans. Borrower acknowledges that Lender’s approval of the Casita Improvement Plans shall be in Lender’s sole and absolute discretion.
4.    Excess Cash Reserve Account: Casita Renovation Project.
(a)    In connection with the Casita Renovation Project, Borrower has requested that Lender make up to $2,400,000.00 of the Remaining ECR Funds (the “Casita ECR Funds”) available for disbursement for completion of the Casita Renovation Project, and, subject to Borrower’s compliance with the terms and conditions of Section 16.7(b) of the Loan Agreement with respect to each and every disbursement sought by Borrower with respect to the Casita

Renovation Project (excluding the stated $4,300,000.00 aggregate limit on costs and expenses for Strategic Improvement Projects), Lender has agreed to make the Casita ECR Funds available to Borrower for completion of the Casita Renovation Project in accordance with the Casita Renovation Budget, the Casita Renovation Schedule and the Casita Improvement Plans. Borrower acknowledges and agrees that, except for the Casita ECR Funds, Lender is under no obligation to disburse any funds to Borrower with respect to the Casita Renovation Project whether from the Excess Cash Reserve Account, any other reserve or escrow held by Lender, or otherwise. Notwithstanding the foregoing, if an Event of Default exists, in addition to all other rights and remedies Lender may have under the Loan Documents, at law or in equity, Lender may, at its option, apply funds in the Excess Cash Reserve Account to Borrower’s obligations under the Loan Documents in such amount, order and priority as Lender may elect, in its sole discretion.
(b)    On June 30, 2014, Borrower shall deposit into the Excess Cash Reserve Account funds sufficient to cause the then-current balance of the Excess Cash Reserve Account to be the greater of (i) $2,400,000.00, or (ii) an amount equal to 110% of the remaining costs to complete the Casita Renovation Project, as determined by Lender, in its discretion, using the then-current Casita Renovation Budget.
5.    Extension Interest Rate Cap Agreement. For purposes of the 2013 Rate Cap only, as a one-time accommodation to Borrower, Lender has agreed that a bank or other financial institution which has a long-term unsecured debt or counterparty rating of “A+” or higher by S&P and “A1” or higher by Moody’s, will be deemed an Acceptable Counterparty.
6.    Recitals; Status and Effect of Loan Documents. Each Borrower Party acknowledges, confirms, and agrees as to itself only and to the extent applicable to such Borrower Party, that the matters as to Borrower, Operating Lessee and Guarantor stated in the Recitals set forth above are true and accurate in all respects, are a material part of this Agreement, are hereby incorporated by reference, and may be relied upon for all purposes by the parties and that as of the date hereof, and each Borrower Party represents and warrants as to itself only and to the extent applicable to such Borrower Party, as follows:
(a)    The Loan Documents have been duly authorized, executed, and delivered to Lender, remain in full force and effect as originally written or as modified herein or as previously modified by mutual written agreement of the parties, and are valid, binding and enforceable against each Borrower Party, to the extent applicable to such Borrower Party, in accordance with their respective terms, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
(b)    All liens and security interests created in favor of Lender under the Loan Documents have been validly created and duly perfected as encumbrances upon all property and collateral of Borrower in first or other priority expressly represented by the Borrower or other Person in the Loan Documents.
(c)    All indebtedness created under the Loan Documents is, as of the date hereof, validly and unconditionally owing in full to Lender, in accordance with the terms thereof, as modified hereby, without any defense or offset whatsoever, and Borrower Parties have no defenses, claims, counterclaims, or other rights that could be asserted to impair, delay, or adversely affect Lender’s receipt of full payment and performance of all obligations owed to Lender by Borrower Parties with respect to the Loan.
7.    Warranties and Representations. Borrower Parties warrant and represent to Lender that:
(a)    Each Borrower Party is duly organized, validly existing, and in good standing under the laws of its state of organization and is duly qualified as a foreign entity and is currently in good standing in each state in which such qualification is required for the conduct of its business as it is currently being conducted (including, as applicable, the state where the Property is located).
(b)    Each Borrower Party has full authority and due capacity to execute, deliver, and perform this Agreement and all documents, instruments and agreements executed in connection herewith to which it is a party. Such execution, delivery, and performance has been duly authorized as required under such Borrower Party’s organizational documents (if any) or under applicable law, and the individuals and entities executing this Agreement on such Borrower Party’s behalf have been duly authorized and empowered to bind such Borrower Party by such execution.
(c)    This Agreement has been duly executed and delivered to Lender by each Borrower Party and is valid, binding, and enforceable against each of them in accordance with its terms, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
(d)    Neither the execution and delivery of this Agreement nor the performance of its terms and compliance with its conditions will conflict with or result in a breach of any of the terms, conditions or provisions of or constitute a violation or default under any organizational document of such Borrower Party or any contract, agreement, or to the knowledge of each Borrower Party, applicable law, regulation, judgment, writ, order or decree to which such Borrower Party or the Property is subject.
(e)    All documents and information furnished by any Borrower Party to Lender with respect to the Loan in connection with this Agreement are complete and accurate in all material respects, and none contains any misrepresentation or misstatement of a material fact or omits to state a material fact.
(f)    No Event of Default has occurred and is continuing under any Loan Document.
(g)    As of the Fourth Extended Maturity Date, the Property has a DSCR of 1.25:1.00 or higher.

(h)    The Renovation Project has been completed and Borrower has received from the applicable Governmental Authorities all certificates of occupancy necessary for the occupancy and operation of the completed improvements.
(i)    Borrower is not entitled to any further disbursement of funds from the CAPEX Reserve Account.
8.    Ratification of Guarantor Obligations. Guarantor hereby (i) ratifies the Guaranties and confirms that the Guaranties and all waivers, covenants and agreements therein remain in full force and effect for the benefit of Lender, (ii) reaffirms its continuing liability for payment and/or performance of all obligations owed to Lender under the Guaranties, without any defense or offset whatsoever, to the same extent as if the Guarantor had executed and delivered each Guaranty to Lender again on the date of this Agreement, and (iii) confirms that the Guaranties have not been modified or amended and that Guarantor’s liabilities under the Guaranties have not been limited, impaired or affected in any manner by this Agreement or any existing or previous event, fact or circumstance. Guarantor further acknowledges and agrees that Lender has and shall continue to have the right, but shall not be obligated, to further modify any or all of the terms of the Loan, the Restructuring Agreement or the Loan Documents, extend the maturity of the Loan, obtain or release collateral or security for the Loan, pursue or forbear in the pursuit of remedies, and take any or all other actions Lender is authorized to take under the respective Guaranties, this Agreement or any other Loan Document without giving notice to, obtaining any consent, approval or agreement from, or obtaining execution of any document by Guarantor.
9.    Modifications to Restructuring Agreement and Loan Documents. The parties agree that the Restructuring Agreement and Loan Documents are hereby modified in all respects necessary to give effect to the provisions of this Agreement, and only in such respects, and the provisions of this Agreement shall control over any contrary or inconsistent provisions of the Restructuring Agreement or any other Loan Document. In all other respects the Restructuring Agreement and all Loan Documents shall remain in full force and effect and unmodified. All of Lender’s liens, security interests, priorities, rights, and remedies under the Loan Documents shall continue in full force and effect as security for the Loan following the modification thereof by this Agreement. All references in any Loan Document to any other Loan Document shall hereafter be construed to refer to such other Loan Document as modified by this Agreement. For all purposes of all Loan Documents, this Agreement shall be included within the definition of the term “Loan Documents.”
10.    Releases and Indemnifications. The Borrower Parties and their respective past, present and future partners, shareholders, members, managers, officers, directors, employees, agents, attorneys, representatives, successors, assigns, subsidiaries, affiliates, parents, direct and indirect equity holders, owners, and predecessors in interest and all persons or entities claiming by, through, or under any of them (and their respective successors and assigns the “Borrower Releasing Parties”) hereby:
(a)    acknowledge, agree and affirm that, as of the date hereof, none of them possesses any claims, defenses, offsets, rights of recoupment or counterclaims of any kind or nature against or with respect to the enforcement or administration of the Loan or the Loan Documents

(including any aspect of the origination, administration or enforcement thereof) or any knowledge of any facts or circumstances that might give rise to or be the basis of any such claims, defenses, offsets, rights of recoupment or counterclaims;
(b)    remise, release, acquit and forever discharge (i) each Lender, and its predecessors in interest, affiliates, subsidiaries, participants or assigns, and all of their respective past, present, and future shareholders, members, directors, managers, officers, employees, attorneys, advisers, consultants, servicers, representatives or agents and (ii) Original Lender and its affiliates, subsidiaries, participants or assigns, and all of their respective past, present, and future shareholders, members, directors, managers, officers, employees, attorneys, advisers, consultants, servicers, representatives or agents (collectively, the “Lender Released Parties”) from any and all manner of debts, accounts, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, whether known or unknown, that any of Borrower Releasing Parties now have or may hereafter have by reason of any act, omission, matter, cause or thing which has occurred or happened during the period from the beginning of the world to and including the date this Agreement is executed and delivered by all parties hereto, solely with respect to matters arising out of or relating to the Loan and the Loan Documents, including the origination, funding, servicing or administration thereof and any other agreement or transaction between any of the Borrower Releasing Parties and any of the Lender Released Parties concerning the Loan, except as such may have been caused by the gross negligence or willful misconduct of one or more Lender Released Parties (all of the foregoing released claims are sometimes referred to as the “Borrower Party Released Claims”), provided, however, that nothing herein shall be deemed to release Lender from any of its obligations under this Agreement;
(c)    acknowledge that, subsequent to the execution of this Agreement, they may discover Borrower Party Released Claims that are now unknown to or unanticipated by them, including unknown or unanticipated Borrower Party Released Claims that arise from, are based upon, or relate to one or more of the statements (in the recitals or other provisions of this Agreement) concerning the subject matter of this Agreement that the parties have agreed upon or acknowledged as accurate herein, the existence of which Borrower Party Released Claims, if known to a Borrower Party at the execution of this Agreement, may have materially affected its decision to execute this Agreement. Borrower Parties acknowledge that they are assuming the risk that such unknown or unanticipated Borrower Party Released Claims exist, and agree that the releases granted by Borrower Parties and the agreements concerning indemnification of the Lender Released Parties made by Borrower Parties in this Agreement shall apply to and are effective with respect to all such Borrower Party Released Claims. Borrower Parties expressly waive the benefits of any state, federal, or other law providing that a general release does not extend to claims that a releasing party does not know or suspect to exist in its favor when the releasing party executes the release, and that if known by the releasing party must or may have materially affected the releasing party’s settlement with the released party;
(d)    agree, jointly and severally, to indemnify and save harmless the Lender Released Parties from and against all liability, loss, cost, expense, or damage, including reasonable attorneys’ and other professional fees and litigation expenses, suffered or incurred by any Lender

Released Party with respect to the assertion by any Borrower Releasing Parties after the date of this Agreement against a Lender Released Party of any Borrower Party Released Claim;
(e)    acknowledge that Lender is specifically relying upon the Borrower Parties’ acknowledgments and agreements in this Section 10 in executing this Agreement, and that in the absence of such agreements Lender would be unwilling to agree to the advances provided for in this Agreement; and
(f)    agree that all releases and discharges by any of the Borrower Releasing Parties in this Agreement shall have the same effect as if each released or discharged matter had been the subject of a legal proceeding, adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.
11.    Waiver of Automatic Stay; Supplemental Stay. The Borrower Parties unconditionally and irrevocably acknowledge and agree that:
(a)    if any bankruptcy proceeding is commenced by or against any Borrower Party, Borrower is a “single asset real estate entity” and “cause” for termination of the automatic stay exists and Lender shall be entitled, subject to the approval of a court of competent jurisdiction, to the immediate entry of an order granting Lender relief from the automatic stay imposed by Section 362 of the United States Bankruptcy Code (the “Bankruptcy Code”). Borrower Parties consent to the entry of such order and Borrower Parties agree that in no event will they object to or oppose Lender’s motion seeking relief from the automatic stay. Borrower Parties further agree that upon Lender’s request from time to time they shall execute and file all documents and take all other actions Lender may deem necessary or appropriate to enable Lender to obtain stay relief and exercise all of its rights and remedies for collection and enforcement of the Loan.
(b)    Borrower Parties shall not seek or request any other party to seek a supplemental stay or any other relief, whether injunctive or otherwise, under Section 105 or any other provision of the Bankruptcy Code, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights it has, under the Loan Documents or otherwise, against any Borrower Party or against the Property.
(c)    Lender, as a material inducement to enter into this Agreement, has specifically bargained for the concessions set forth in this Section 11 and that this Agreement may be deemed conclusive evidence as to such negotiated ongoing intention of the Parties and that it is intended to be the primary element in determining if cause exists for granting such concessions.
12.    Additional Documents; Further Assurances. Each party to this Agreement shall at any time, and from time to time, upon the written request of any other party to this Agreement, sign and deliver such further documents and do such further acts and things as the other party may reasonably request to effect the purposes of this Agreement.
13.    Time is of the Essence. Time is of the essence with respect to all agreements and obligations of the parties to this Agreement contained herein.

14.    Entire Agreement; Written Modifications Only. This Agreement, the exhibits attached hereto, and the Loan Documents constitute the sole and entire agreement between the parties with respect to the subject matter hereof, and there are no other covenants, promises, agreements or understandings regarding the same. This Agreement, including the provisions of this Section 14, may not be modified except by written amendment to this Agreement signed by the parties affected by the same.
15.    Severability. If any one or more of the provisions of this Agreement are deemed unenforceable, the remainder of this Agreement shall, at the sole option of Lender, remain enforceable in accordance with its original terms to the fullest extent possible.
16.    Successors and Assigns. This Agreement shall be binding on and shall inure to the benefit of each party’s permitted successors and assigns.
17.    Counterparts. This Agreement may be executed in more than one counterpart, each of which shall be deemed an original and all of which together shall constitute one and the same document, binding upon all the parties hereto notwithstanding that all such parties are not signatories to the same counterpart. This Agreement shall become effective when all parties hereto have executed a counterpart hereof. A signature of a party by facsimile or other electronic transmission shall be deemed to constitute an original and fully effective signature of such party.
18.    Governing Law; Jurisdiction. The provisions of Section 19.3 of the Loan Agreement are incorporated herein by reference.
19.    Costs and Expenses. Without limiting any other provision of this Agreement or any other Loan Document relating to payment of expenses, Borrower shall pay or reimburse Lender on the date of this Agreement and, thereafter, promptly after written demand, all fees, costs and expenses actually incurred by Lender and its loan servicers, attorneys, Rating Agencies, advisors and consultants in connection with this Agreement, including, without limitation, recording fees, title insurance premiums and other title charges (collectively the “Costs and Expenses”).
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Restructuring Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:	FMT SCOTTSDALE OWNER, LLC, a Delaware limited liability company

By:__/s/ Jonathan P. Stanner________________
Name: Jonathan P. Stanner
Title: Vice President, Capital Markets & Treasurer

GUARANTOR:	WALTON STREET REAL ESTATE FUND VI, L.P., a Delaware limited partnership

By:	Walton Street Managers VI, L.P., its general partner

By:	WSC Managers VI, Inc., its general partner

By: /s/ Justin Leonard
Name: Justin Leonard
Title: _Vice President___________ __

WALTON STREET REAL ESTATE FUND VI-Q, L.P., a Delaware limited partnership

By:	Walton Street Managers VI, L.P., its general partner

By:	WSC Managers VI, Inc., its general partner

By: /s/ Justin Leonard
Name: /s/ Justin Leonard
Title: Vice President_______________

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

WALTON STREET REAL ESTATE FUND VI-E, L.P., a Delaware limited partnership

By:	Walton Street Managers VI, L.P., its general partner

By:	WSC Managers VI, Inc., its general partner

By: /s/ Justin Leonard
Name: Justin Leonard
Title: Vice President______________

WALTON STREET REAL ESTATE INVESTORS VI, L.P., a Delaware limited partnership

By:	Walton Street Managers VI, L.P., its general partner

By:	WSC Managers VI, Inc., its general partner

By: /s/ Justin Leonard
Name: Justin Leonard
Title: Vice President______________

WALTON STREET REAL ESTATE PARTNERS VI, L.P., a Delaware limited partnership

By:	Walton Street Managers VI, L.P., its general partner

By:	WSC Managers VI, Inc., its general partner

By: /s/ Justin Leonard
Name: Justin Leonard
Title: Vice President______________

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

WALTON STREET REAL ESTATE PARTNERS VI-NGE, L.P., a Delaware limited partnership

By:	Walton Street Managers VI, L.P., its general partner

By:	WSC Managers VI, Inc., its general partner

By: /s/ Justin Leonard
Name: Justin Leonard
Title: Vice President

WSC CAPITAL HOLDINGS VI, L.P., a Delaware limited partnership

By:	Walton Street Managers VI, L.P., its general partner

By:	WSC Managers VI, Inc., its general partner

By: /s/ Justin Leonard
Name: Justin Leonard
Title: Vice President

OPERATING LESSEE:	WALTON/SHR FPH, LLC, a Delaware limited liability company

By: /s/ Jonathan P. Stanner
Name: Jonathan P. Stanner
Title: Vice President, Capital Markets & Treasurer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

LENDER:
U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, AS SUCCESSOR IN INTEREST TO BANK OF AMERICA, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF THE CITIGROUP COMMERCIAL MORTGAGE TRUST 2007-FL3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-FL3

By:	KeyBank National Association (successor by merger to KeyCorp Real Estate Capital Markets, Inc.), as Master Servicer

By: /s/ C. Meade Hubby
Name: C. Meade Hubby
Title: Vice President

EXHIBIT A
CASITA RENOVATION BUDGET
[attached]

EXHIBIT B
CASITA RENOVATION SCHEDULE
[attached]